UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 25, 2025

Date of Report (Date of earliest event reported)

EMBRACE CHANGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5186 Carroll Canyon Rd San Diego, CA 92121	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 688-4965

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Ordinary Share of par value $0.0001, one Warrant and one Right	EMCGU	OTC
Ordinary shares, par value $0.0001 per share, included as part of the Units	EMCG	OTC
Warrants included as part of the Units	EMCGW	OTC
Rights included as part of the Units	EMCGR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 25, 2025, Embrace Change Acquisition Corp. (the “Company”) received a written notice from Jingyu Wang that he resigned from his position as the Company’s Chief Executive Officer, pending on the approval from the Company’s board of directors (the “Board”). Mr. Wang’s decision to resign was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies, or practice.

On December 26, 2025, the Board approved the resignation of Jingyu Wang from the Company’s Chief Executive Officer, and appointed Zheng Yuan, the Company’s Chief Financial Officer, as the Company’s Chief Executive Officer, in addition to her Chief Financial Officer position.

Jingyu Wang has been the Company’s director since December 2022 and was the Company’s Chief Executive Officer from December 2022 to December 2025. Mr. Wang served as an advisor to the Company in connection with its initial public offering and public disclosures from September 2021 until his appointment as Chief Executive Officer. From October 2024, Mr. Wang has been a director and the secretary of the board of Hangzhou Tangji Medical Technology Co., Ltd, overseeing capital markets operations and managing investor relations. From June 2015 to September 2021, Mr. Wang served as the secretary of the board for 36Kr Holdings Inc., a company listed on Nasdaq (Nasdaq: KRKR), for which he coordinated the Company’s public disclosures. Mr. Wang received his bachelor’s degree in laws from China University of Political Science and Law in 2012.

Zheng Yuan has been the Company’s Chief Financial Officer and a director since March 2021. From July 2024, Ms. Yuan has also been a weekend teacher at San Diego Huaxia Chinese School teaching Mandarin Chinese. From June 2017 until August 2021, Ms. Yuan was the Acting as CFO and Administrative Director of Ningbo Super fan Culture Media Co., Ltd., a joint stock limited company. From October 2010 until March 2016, she was the Vice President of International Banking for Bank of Beijing Co., Ltd. She received master’s and bachelor’s degrees from Tianjin University of Finance and Economics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2025

EMBRACE CHANGE ACQUISITION CORP.

By:	/s/ Zheng Yuan
Name:	Zheng Yuan
Title:	Chief Executive Officer